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                                                                   EXHIBIT 10.29

                     [LETTERHEAD OF COMMERCE COMMUNITIES]



November 16, 2000

Barry Hotchkies
c/o Applied Imaging
2380 Walsh Ave.
Santa Clara, CA 95051

Re: Lease renewal 2380 Walsh Ave., Santa Clara, CA

Dear Barry:

This letter will serve as our written agreement to extend your Lease on a month to month basis. The Lease Extension is for that certain Lease dated April 17, 1997 by and between San Tomas Investors II, Landlord and Applied Imaging, Inc., Tenant, covering those certain premises known and numbered as stated above, which Lease was to terminate November 30, 2000.

Landlord and Tenant hereby agree:

  1. The term of said Lease shall be extended on a month to month basis. Either party may terminate the Lease by providing the other party with at least sixty (60) days advanced written notice of its intention to terminate.

  2. The base rent, as provided in paragraph 3, shall be increased to fifty seven thousand forty eight dollars ($57,048.00) per month beginning December 1, 2000.

  3. All other terms and conditions of said Lease shall remain the same and in full force and effect.


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If the foregoing is acceptable, please have the appropriate party sign and return both copies to me at your earliest convenience. A fully executed copy will be returned to you.

Sincerely,                              AGREED & ACCEPTED:

COMMERCE COMMUNITIES CORP.


                                        By: /s/ Barry Hotchkies
                                           ------------------------------
                                            Applied Imaging, Inc., Tenant
RICHARD V. TREAKLE
President                                   Print name: Barry Hotchkies
                                                       ------------------

                                            Date:     11/17/00
                                                 ------------------------

                                     San Tomas Investors II, Landlord, a
                                     California Limited Partnership

                                        By Commerce Communities
                                        Corporation, a California
                                        Corporation, its General Partner

                                        By: /s/ Richard H. Gatley
                                           ------------------------------
                                            Richard H. Gatley, CEO


                                        By: /s/ Richard V. Treakle
                                           ------------------------------
                                            Richard V. Treakle, President



                                        By Charles D. Lafferty, Trustee of the
                                        Lafferty Family Trust, its General
                                        Partner


                                        By: /s/ Charles D. Lafferty
                                           ------------------------------